________________________________________________________________________________

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             TELENETICS CORPORATION
                             ----------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
     ------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:
     ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     ------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
     ------------------------------------------------------------------------

     (5) Total fee paid:
     ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     ------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
     ------------------------------------------------------------------------

     (3) Filing Party:
     ------------------------------------------------------------------------

     (4) Date Filed:
     ------------------------------------------------------------------------

________________________________________________________________________________

                             TELENETICS CORPORATION
                               25111 ARCTIC OCEAN
                          LAKE FOREST, CALIFORNIA 92630



                                   May 5, 2000



To Our Shareholders:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Telenetics Corporation (the "Company") which will be held at 2:00 p.m. on June 6, 2000 at 25111 Arctic Ocean, Lake Forest, California 92630 (the "Annual Meeting"). All holders of the Company's outstanding common stock as of April 17, 2000 are entitled to vote at the Annual Meeting.

         Enclosed is a copy of the Notice of Annual Meeting of Shareholders, proxy statement and proxy card. A current report on the business operations of the Company will be presented at the meeting, and shareholders will have an opportunity to ask questions.

         We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,

                                          /S/ MICHAEL A. ARMANI

                                          Michael A. Armani
                                          President and Chief Executive Officer

                             TELENETICS CORPORATION
                               25111 ARCTIC OCEAN
                          LAKE FOREST, CALIFORNIA 92630

                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 6, 2000
                               -------------------

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Telenetics Corporation, a California corporation (the "Company"), will be held at 2:00 p.m. local time on June 6, 2000 at 25111 Arctic Ocean, Lake Forest, California 92630 (the "Annual Meeting") for the following purposes:

         1.    To approve the amendment of the Company's Restated and Amended
               Bylaws;

         2.    To elect six directors to the Board of Directors;

         3. To approve the adoption of the Company's 1999 Employee Stock Purchase Plan;

         4.    To approve the adoption of the Company's 2000 Stock Option Plan;

         5. To authorize the Company to issue from time to time options and warrants to purchase up to a specified percentage of the Company's common stock outstanding from time to time pursuant to the Company's 1998 Stock Option Plan, 1999 Employee Stock Purchase Plan and 2000 Stock Option Plan, or outside of such plans, as the case may be, and the ratification of certain issuances or grants made prior to such authorization;

         6. To approve the issuance of an aggregate of 2,098,043 shares of common stock in connection with the stock purchase transaction with eflex Wireless, Inc.;

         7. To approve the selection of BDO Seidman, LLP as the Company's independent certified public accountants to audit the financial statements of the Company for the fiscal year beginning January 1, 2000; and

         8. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on April 17, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.


                                           By Order of the Board of Directors

                                           /S/ MICHAEL A. ARMANI

                                           Michael A. Armani
                                           President and Chief Executive Officer

Dated:  May 5, 2000

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                             TELENETICS CORPORATION
                               25111 ARCTIC OCEAN
                          LAKE FOREST, CALIFORNIA 92630


                                 PROXY STATEMENT

                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 6, 2000
                              ---------------------

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Telenetics Corporation (the "Company") for use at the 2000 Annual Meeting of Shareholders to be held at 2:00 p.m. local time on June 6, 2000 at 25111 Arctic Ocean, Lake Forest, California 92630 (the "Annual Meeting"), and at any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. If no specification is indicated, the shares will be voted "FOR" the election as directors of the six nominees listed thereon, provided the shareholders approve the proposed amendment to the Company's Restated and Amended Bylaws increasing the number of directors of the Company to a range of five to nine, with the exact number of directors fixed at seven. See "Amendment of Restated and Amended Bylaws (Proposal 1)" on page 2.
If the proposed amendment to the Restated and Amended Bylaws is not approved, the shares will be voted "FOR" the election as directors of the five nominees who are, at present, directors of the Company. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to the Secretary of the Company, by issuance of a subsequent proxy, or by voting in person at the Annual Meeting.

         At the close of business on April 17, 2000, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 14,300,416 shares of common stock, no par value per share ("Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. In voting for directors, however, if any shareholder gives notice at the Annual Meeting, prior to voting, of an intention to cumulate votes, then each shareholder has the right to cumulate votes and to give any one or more of the nominees whose names have been placed in nomination prior to the voting a number of votes equal to the number of directors to be elected (i.e., five or six, as the case may be) multiplied by the number of shares which the shareholder is entitled to vote. Discretionary authority to cumulate votes and distribute such votes among some or all of the nominees if cumulative voting is invoked by any shareholder is solicited by the Board of Directors. Only shareholders of record at the close of business on April 17, 2000 are entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof.

         Under California law and the Company's Restated and Amended Bylaws, a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. Generally, if a quorum is present, the affirmative vote of a majority of the shares represented and voting on any matter will constitute the act of the shareholders, provided that the number of shares voting in favor of any proposal equals at least a majority of the quorum. Although abstentions and "broker non-votes" are not counted either "for" or "against" any proposals, if the number of abstentions or "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the quorum required for the meeting, the proposal will not be approved. This will be the case even though the number of votes "for" the proposal exceeds the votes "against" the proposal.

         The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by directors, officers and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this proxy statement and accompanying proxy card will be mailed on or about May 5, 2000 to all shareholders entitled to vote at the Annual Meeting.

         The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.


                    AMENDMENT OF RESTATED AND AMENDED BYLAWS
                                  (PROPOSAL 1)

         The amendment of the Company's Restated and Amended Bylaws will update
Article III, Section 2 thereof to increase the number of permitted directors to a range of five to nine, and will fix the exact number of directors at seven, until changed by the Board of Directors of the Company pursuant to the applicable provisions of the Restated and Amended Bylaws. Currently, the Restated and Amended Bylaws provide for a range of three to five directors, with the exact number of directors fixed at five. The Board of Directors deems it to be in the best interests of the Company and its shareholders to effect the foregoing increase in the number of authorized directors so that additional directors with appropriate experience and credentials may be elected or appointed to the Board of Directors from time to time in order to further the interests of the Company and its shareholders. Approval of a majority of the outstanding shares of Common Stock is required to approve the amendment of the Company's Amended and Restated Bylaws.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE FOREGOING AMENDMENT TO THE COMPANY'S RESTATED AND AMENDED BYLAWS.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 2)

         Directors are elected annually and hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted for election of the six nominees listed below unless a contrary instruction is made on the proxy. If, for any reason, one or more of these nominees should be unavailable as a candidate for director, an event which is not anticipated, the person named in the accompanying proxy will vote for another candidate or candidates nominated by the Board of Directors. If the shareholders do not approve the proposed amendment to the Company's Restated and Amended Bylaws as set forth above, the proxies solicited will be voted for the five nominees who are, at present, directors of the Company. Under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named below. All of the nominees for director, except Mr. Terry Parker, are, at present, directors of the Company.

         The following table sets forth certain information with respect to (i) each nominee for director of the Company, (ii) the executive officers of the Company and (iii) all director nominees and executive officers of the Company as a group at April 17, 2000, including the number of shares of Common Stock beneficially owned by each of them. Unless otherwise indicated, the persons named hold sole voting and investment power with respect to the shares shown opposite their respective names. The information with respect to each person specified is as supplied or confirmed by such person or based upon statements filed with the Securities and Exchange Commission ("Commission").


             NAME OR IDENTITY                               DIRECTOR      AMOUNT AND NATURE OF        PERCENT OF
            OF BENEFICIAL OWNER                AGE           SINCE       BENEFICIAL OWNERSHIP(1)     COMMON STOCK
            -------------------                ---           -----       -----------------------     ------------
Michael A. Armani(2)                           48             1993             2,257,477                15.79%

Shala Shashani(3)                              50             1996             1,592,477                11.13%

Terry S. Parker(4)                             55                -               768,750                 5.16%

H. George Levy, M.D.(5)                        50             1998               415,302                 2.89%

David L. Stone(2)                              41                -               155,000                 1.08%

Thomas Povinelli(6)                            40             1999               140,000                 0.97%

Edmund P. Finamore(7)                          49             1999                26,000                 0.18%

All director nominees and
    executive officers of the Company
    as a group (7 persons)(4)                                                  5,355,006                35.36%

--------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days after April 17, 2000, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.

(2)      Executive officer of the Company.

(3) Includes an aggregate of 10,000 shares of Common Stock underlying options.

(4) Includes an aggregate of 600,000 shares of Common Stock underlying options granted to Saunders & Parker, Inc., a corporation of which Mr. Parker is an executive officer, director and 50% shareholder.

(5) Includes 28,000 shares of Common Stock held in trust and 10,000 shares of Common Stock held by Dr. Levy's spouse. Also includes an aggregate of 10,000 shares of Common Stock underlying options and 77,500 shares underlying warrants.

(6) Includes 10,000 shares underlying options granted to Mr. Povinelli and 50,000 shares underlying options granted to Gilman & Ciocia, Inc., a corporation of which Mr. Povinelli is the Chief Operating Officer, a director and a major shareholder.

(7)      Consists solely of 26,000 shares of Common Stock underlying options.

BUSINESS EXPERIENCE

         NOMINEES FOR DIRECTOR

         MICHAEL A. ARMANI has served as President and as a member of the Board of Directors of the Company since July 1993. He assumed the positions of Chief Executive Officer and Chairman of the Board in September 1996. He also served as Chief Financial Officer of the Company from September 1996 until April 1999. Prior to joining the Company as the representative of investors of SMC Group ("SMC") in 1992, Mr. Armani was Vice President of SMC. Mr. Armani founded and managed an independent publishing company from 1984 to 1990 and has been engaged in entrepreneurial business and manufacturing concerns for over 20 years.

         SHALA SHASHANI has served as a member of the Board of Directors of the Company since September 1996, and served as Secretary of the Company from September 1996 until April 1999. Ms. Shashani was the founder and has been the owner of SMC, a consulting and human resources firm, since 1986. Ms. Shashani has over 16 years of managerial and consulting experience in the data communications industry.

         H. GEORGE LEVY, M.D. has served as a member of the Board of Directors since November 1998. Dr. Levy has practiced facial plastic and reconstructive surgery in Monroe, Michigan since 1981. Dr. Levy is a member of the board of directors of La-Z-Boy, Inc. (NYSE: LZB).

         EDMUND P. FINAMORE has served as a member of the Board of Directors since June 1999. Mr. Finamore previously served as an advisor to the Board of Directors of the Company from September 1998 until June 1999. Mr. Finamore is General Manager of Business Development at Duquesne Light Company, based in Pittsburgh, Pennsylvania.

         THOMAS POVINELLI has served as a member of the Board of Directors since June 1999. Mr. Povinelli has also served as Chief Operating Officer and as a member of the board of directors of Gilman & Ciocia, Inc. (NASDAQ: GTAX), a preparer of federal, state and local income tax returns for individuals predominately in middle and upper income brackets, since February 1983. Mr. Povinelli is a registered representative of JT Securities and Royal Alliance.

         TERRY S. PARKER has served as an advisor to the Board of Directors of the Company since January 2000. Mr. Parker is currently Co-President of Saunders & Parker, Inc. Mr. Parker previously served as the President and Chief Operating Officer of CellStar Corporation (NASDAQ: CLST), a domestic cellular telecommunications distributor, from March 1995 until July 1996. From October 1993 until March 1995, Mr. Parker served as Senior Vice President of GTE's Personal Communications Services, the cellular telecommunications division of GTE. From 1991 to 1993, Mr. Parker served as President of GTE Telecommunications Products and Services, a diversified telecommunications services and systems division of GTE. Prior to 1991, Mr. Parker served as President of GTE Mobile Communications. Mr. Parker currently serves on the board of directors of Saunders & Parker, CellStar and Nucentrix Broadband Networks, Inc. (NASDAQ:
NCNX), and served on the board of HighwayMaster Communications, Inc. (NASDAQ:
HWYM) until January 2000.

         ADVISORS TO THE BOARD OF DIRECTORS

         BRADLEY JACOBS has served as advisor to the Board of Directors of the Company since February 1999. Until January 1999, Mr. Jacobs served as the Assessor of Orange County, California, a position he held since 1975. Prior to that time, Mr. Jacobs spent 23 years in various positions in private enterprises including, among others, senior scientist at Lockheed Aircraft Service, product manager at General Dynamics and western regional manager at duPont Glore Forgan.

         WILLIAM SAUNDERS has served as an advisor to the Board of Directors of the Company since January 2000. Mr. Saunders is currently Co-President of Saunders & Parker, Inc. Mr. Saunders is also member of the board of directors of Saunders & Parker. Between April 1992 and December 1998, Mr. Saunders served as Chief Executive Officer of HighwayMaster Communications, Inc. (NASDAQ: HWYM).

         CARL SHAIFER has served as an advisor to the Board of Directors of the Company since June 1999 following his service as a member of the Board of Directors from September 1996 until June 1999. Mr. Shaifer is Chairman of the board of directors of MicroLeague Multimedia, Inc. ("MMI"), a reporting company that manufactures educational and computer game software products. Mr. Shaifer has been a director of MMI since 1989. Mr. Shaifer has been involved in financial and managerial positions in the printing industry since 1960.

         KEY EMPLOYEES

         DAVID L. STONE has served as Chief Financial Officer of the Company since April 1999. Prior to joining the Company, Mr. Stone held the positions of Vice President of Finance and Chief Financial Officer of SmartDisk Corporation (NASDAQ: SMDK) from 1987 to 1998, and additionally held a variety of executive positions, including Executive Vice President and Chief Financial Officer of Tylan General, Inc., a manufacturer of process control instrumentation, from 1980 to 1997.

         FRANK RIBELIN has served as Director of the Company's GDI division since June 1999. Prior to joining the Company, Mr. Ribelin was founder of and served as the Chief Executive Officer of Sunnyvale General Devices and Instruments, Inc. from 1974 until June 1999. Prior to forming Sunnyvale General Devices, Mr. Ribelin served as Vice President of SafeTran Corporation and also held various management positions with Singer Corporation. Mr. Ribelin has 31 years of experience in the traffic control industry.

         JOHN D. McLEAN has served as Chief Executive Officer and President of eflex Wireless, Inc., a wholly owned subsidiary acquired by the Company in January 2000, since July 1999. Prior to joining eflex, Mr. McLean served as a senior executive of GTE Wireless.

         ROBERT WAY has served as Director of Sales for Network Products Group since August 1999. Prior to joining the Company, Mr. Way was Director of Sales and Marketing for Sunnyvale General Devices and Instruments, Inc. for 5 years. Mr. Way has over 25 years of experience in modems and data communication products and has served as President, Vice President and General Manager of various companies in related industries.

         DAVID BRAY has served as Director of Sales for Industrial Automation Markets since June 1995. Prior to joining the Company, Mr. Bray was Manager of Western Region Operations of GEC/Alsthom. He joined GEC/Alsthom in 1968.

         STEVE MITCHELL has served as Director of Operations since February 1998. He joined the Company in October 1996 as Director of Manufacturing. Prior to joining the Company, Mr. Mitchell served as Director of Manufacturing of Kofax, which he joined in 1987.

         TOORU MOCHIDA has served as Manufacturing and Operations Manager of the Company's GDI division since June 1999. Prior to joining the Company, Mr. Mochida served in the same capacity with Sunnyvale General Devices and Instruments, Inc. since April 1998. Mr. Mochida's background includes education in Machine Design and Electronics with professional training by APICS and ASQ (ISO 9000). Mr. Mochida has over 30 years of manufacturing management experience in a variety of industries.

         WILLIAM KOSOFF has served as Director of Business Development since February 1998. Mr. Kosoff was one of the original founders of the Company in 1984 and has served in various positions, including President and Chairman of the Board. Mr. Kosoff rejoined the Company after working for five years as founder and President of Blue Line Communications.

         NELSON NGAI has served as Director of Engineering since April 1998. Prior to joining the Company, from 1995 until 1998, he was Director of Engineering at CPI. Prior to that time, Mr. Ngai served as Manager of Engineering at Calcomp for three years. Mr. Ngai has over 20 years of experience in design and management in the modem industry.

         MARK SLOBODNIK has served as Chief Engineer for the Company's GDI division since June 1999. From May 1996 until joining the Company in June 1999, Mr. Slobodnik served in the same capacity with Sunnyvale General Devices and Instruments, Inc. From 1990 to 1996, he was Engineering Manager for Signal Control Company. Prior to that time, from 1975 to 1990, Mr. Slobodnik was Engineering Manager at Multisonics and Zantel. Mr. Slobodnik has over 25 years of experience in the traffic and SCADA Industries.

         All directors hold office until the next annual meeting of shareholders, until their respective successors are elected or until their earlier death, resignation or removal. Each officer of the Company serves at the discretion of the Board of Directors. Mr. Armani and Ms. Shashani were formerly husband and wife. There are no other family relationships between or among any other directors, officers or key employees of the Company.

MEETINGS OF BOARD OF DIRECTORS

         The Board of Directors of the Company held four meetings during 1999, and took action by unanimous written consent on eleven occasions.

COMMITTEES

         The Board of Directors has a Compensation Committee, an Audit Committee and a Stock Option Committee. The Board has also established a Stock Purchase Plan Committee, which committee will administer the 1999 Employee Stock Purchase Plan following adoption of the plan by the shareholders of the

Company. The Stock Purchase Plan Committee will consist of Michael Armani, Shala Shashani and George Levy. Similarly, the Board has established a Stock Option Committee, which committee will oversee administration of the 2000 Stock Option Plan following adoption of the plan by the shareholders of the Company. The Stock Option Committee will consist of Michael Armani, Shala Shashani and George Levy. The Board of Directors does not have a nominating committee. Selection of nominees for the Board of Directors is made by the entire Board of Directors.

         The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for employees and consultants of the Company. The Compensation Committee currently consists of Edmund Finamore, Shala Shashani and George Levy. The Compensation Committee held no meetings during 1999.

         The Audit Committee makes recommendations to the Board of Directors regarding the selection of independent auditors, reviews the results and scope of the audit and other services provided by the Company's independent auditors, reviews the Company's financial statements for each interim period and reviews and evaluates the Company's internal audit and control functions. The Audit Committee currently consists of Edmund Finamore, George Levy and Thomas Povinelli. The Audit Committee was formed by the Board of Directors effective as of February 25, 2000 and, thus, did not hold any meetings during 1999.

         The Stock Option Committee selects the persons entitled to receive options under the Company's 1998 Stock Option Plan (the "1998 Plan") and establishes the number of shares, exercise price, vesting period and other terms of the options granted under the 1998 Plan. These functions may also be performed by the entire Board of Directors. During 1999, the Stock Option Committee consisted of Michael Armani and Shala Shashani. Carl Shaifer also served as a member of the Stock Option Committee until he was replaced by George Levy on July 26, 1999. The Stock Option Committee took action by unanimous written consent on one occasion during 1999 and the Board of Directors took action with respect to the grants of options made under the 1998 Plan on five occasions during 1999.

COMPENSATION OF DIRECTORS

         Effective as of June 4, 1999, the Company's non-employee directors became entitled to receive, and were each granted, options to purchase up to 30,000 shares of Common Stock at an exercise price of $1.3125 per share under the Company's 1998 Plan. In addition, non-employee directors became entitled to receive $5,000 per year as compensation for serving as a director of the Company. In addition, directors may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. Employee directors are not entitled to any additional compensation for attendance at meetings of the Board of Directors or committee meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires the Company's executive officers and directors, and persons who beneficially own more than 10% of a registered class of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Commission. Such officers, directors and shareholders are required by Commission regulations to furnish the Company with copies of all such reports that they file.

         Based solely upon a review of copies of such reports furnished to the Company during 1999 and thereafter, or any written representations received by the Company from a director, officer or beneficial owner of more than 10% of the Company's Common Stock ("reporting persons") that no other reports were required, the Company believes that, during 1999, all Section 16(a) filing requirements applicable to the Company's reporting persons were complied with, except as listed immediately below.

         David Stone inadvertently failed to timely file a Form 4 to report the issuance of a warrant on November 17, 1999 to purchase 50,000 shares of Common Stock issued in connection with Mr. Stone's purchase of a 10% Subordinated Unsecured Promissory Note due 2001 in the principal amount of $50,000. Mr. Stone filed a Form 4 to report this transaction as well as other transactions on or about March 2, 2000.

         H. George Levy inadvertently failed to timely file a Form 4 with respect to the acquisition of 60,000 shares of Series A 7.0% Convertible Preferred Stock, the exercise of two warrants to purchase an aggregate of 70,000 shares of Common Stock, and the issuance of a warrant to purchase 52,500 shares of Common Stock at an exercise price of $1.875 per share, all of which transpired on June 15, 1999 in connection with a Subordinated Note Exchange Offer by the Company. Dr. Levy filed a late Form 4 to report these transactions on November 29, 1999.

         Shala Shashani inadvertently failed to timely file a Form 4 with respect to the transfer of 25,000 shares of Common Stock to a charitable organization in December 1999. Ms. Shashani filed a late Form 4 on or about March 23, 2000 to report this transaction.

PRINCIPAL SHAREHOLDERS

         The following table sets forth, as of April 17, 2000, the identity of each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and the respective beneficial ownership of each such person.

                                                       AMOUNT AND NATURE OF            PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)               BENEFICIAL OWNERSHIP(2)         COMMON STOCK
---------------------------------------               -----------------------         ------------

Michael A. Armani                                           2,257,477                    15.79%
25111 Arctic Ocean
Lake Forest, California 92630

Shala Shashani(2)                                           1,592,477                    11.13%
25111 Arctic Ocean
Lake Forest, California 92630

Terry S. Parker(3)                                            768,750                     5.16%
5735 Prestwick Lane
Dallas, Texas 75252

William Saunders(4)                                           768,750                     5.16%
5735 Prestwick Lane
Dallas, Texas 75252

All directors and executive officers
   of the Company as a group (6 persons)                    4,533,920                    31.30%

--------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days after April 17, 2000, are deemed to be outstanding in calculating the percentage ownership of a person or group but are not deemed to be outstanding as to any other person or group.

(2) Includes an aggregate of 10,000 shares of Common Stock underlying options.

(3) Includes an aggregate of 600,000 shares of Common Stock underlying options held by Saunders & Parker, Inc., a corporation of which Mr. Parker is an executive officer, director and 50% shareholder.

(4) Includes an aggregate of 600,000 shares of Common Stock underlying options held by Saunders & Parker, Inc., a corporation of which Mr. Saunders is an executive officer, director and 50% shareholder.

EXECUTIVE COMPENSATION

         The Summary Compensation Table below provides information concerning the annual and long-term compensation for services in all capacities to the Company of the Company's Chief Executive Officer (the "named executive") during the fiscal year ended March 31, 1997, the fiscal year ended March 31, 1998, the nine months ended December 31, 1998 and the fiscal year ended December 31, 1999. There were no other executive officers whose annual salary and bonus compensation exceeded $100,000.

                                                   SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                           ------------
                                                                              AWARDS
                                                                              ------
                                                ANNUAL COMPENSATION         SECURITIES
           NAME AND                           -----------------------       UNDERLYING
      PRINCIPAL POSITION         YEAR         SALARY($)     BONUS ($)        OPTIONS (#)
      ------------------         ----         ---------     ---------       -----------
Michael A. Armani                1999          163,500           --          600,000(1)
   President and Chief           1998(2)       112,500        3,125               --
    Executive Officer            1998          117,500          400               --
                                 1997          120,000           --          600,000

--------------------------

(1) Option was to become exercisable, if at all, in one-third increments upon the achievement by the Company of certain net revenue goals for the years ended December 31, 1999, 2000 and 2001. Following December 31, 1999, the first increment of 200,000 shares lapsed and is no longer exercisable by Mr. Armani.

(2)      For the nine months ended December 31, 1998.

OPTION GRANTS IN 1999

         The following table sets forth information concerning individual grants of stock options made during 1999 to the named executive. The Company has never granted any stock appreciation rights.

                              OPTION GRANTS IN LAST FISCAL YEAR
                                                         INDIVIDUAL GRANTS
                             ---------------------------------------------------------------------------
                                                  PERCENT OF TOTAL
                               NUMBER OF              OPTIONS
                               SECURITIES            GRANTED TO         EXERCISE OR
                               UNDERLYING           EMPLOYEES IN        BASE PRICE
                             OPTIONS GRANTED        FISCAL YEAR(1)        ($/SH)         EXPIRATION DATE
                             ---------------        --------------        ------         ---------------

Michael A. Armani                200,000                17.10%             $2.50            2004(2)
                                 200,000                17.10%             $4.00            2004(3)
                                 200,000                17.10%             $5.50            2004(4)

--------------------------

(1) Based on options to purchase 1,170,000 shares of Common Stock granted to employees during the fiscal year ended December 31, 1999, excluding non-employee directors.

(2) Represents the first one-third of an option, which was to become exercisable, if at all, upon the achievement by the Company of certain net revenue goals for the year ended December 31, 1999. As of April 17, 2000, this increment had lapsed as to the entire 200,000 shares and will not become exercisable at any point in the future.

(3) Represents the second one-third of an option, which may become exercisable based upon achievement by the Company of certain net revenue goals for the year ended December 31, 2000.

(4) Represents the third one-third of an option, which may become exercisable based upon the achievement by the Company of certain net revenue goals for the year ended December 31, 2001.

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         There were no exercises of options by the named executive during the fiscal year ended December 31, 1999. The following table sets forth the number of exercisable and unexercisable in-the-money stock options and their values at December 31, 1999 for the named executive. An option is "in-the-money" if the fair market value for the underlying securities exceeds the exercise price of the option.

                                      NUMBER OF SECURITIES UNDERLYING              VALUE OF UNEXERCISED IN-THE-MONEY
            NAME                 UNEXERCISED OPTIONS AT DECEMBER 31, 1999           OPTIONS AT DECEMBER 31, 1999 (1)
            ----                 ----------------------------------------           --------------------------------
                                   EXERCISABLE            UNEXERCISABLE            EXERCISABLE          UNEXERCISABLE
                                   -----------            -------------            -----------          -------------

Michael A. Armani                      0                     200,000                  $0                    $0
                                       0                     200,000                  $0                    $0

--------------------------

(1) Represents the closing price of the Common Stock underlying the options at December 31, 1999 as reported by a member firm of the NASD that effects transactions in stocks quoted on the OTC Electronic Bulletin Board, minus the exercise price of the options.

EMPLOYMENT AGREEMENTS

         On June 4, 1999, the Company's Board of Directors approved an annual salary of $180,000 for Michael A. Armani, the Company's President and Chief Executive Officer. As of April 17, 2000, Mr. Armani had not yet commenced receiving this new salary. In addition, David Stone, the Company's Chief Financial Officer, accepted effective as of April 19, 1999 a written employment offer providing for an annual salary of $130,000 and the right to receive grants of options to purchase the Company's Common Stock in the future.


                  ADOPTION OF 1999 EMPLOYEE STOCK PURCHASE PLAN
                                  (PROPOSAL 3)

         On July 26, 1999, the Board of Directors adopted the Company's 1999 Employee Stock Purchase Plan (the "1999 Plan") by action taken without a meeting of the directors by written consent. The 1999 Plan was adopted to provide eligible employees of the Company with an incentive to advance the best interests of the Company by providing a method whereby they may voluntarily purchase Common Stock upon terms described in the 1999 Plan. The 600,000 shares of Common Stock authorized for issuance pursuant to the 1999 Plan were registered for resale with the Securities and Exchange Commission pursuant to a registration statement on Form S-8 that was initially filed on August 12, 1999 and was amended on November 24, 1999 (registration no. 333-85027). A copy of the 1999 Plan, as amended, is attached hereto as EXHIBIT A and is incorporated herein by reference. The following summary description of the 1999 Plan is qualified in its entirety by reference to the full text of the 1999 Plan.

GENERAL INFORMATION

         The 1999 Plan is to be operated on the basis of six-consecutive-month offering periods commencing January 1 and July 1 of each year during the term of the 1999 Plan, except that the initial offering period was to be from July 26, 1999 to December 31, 1999. The 1999 Plan terminates on July 26, 2009.

         Participants in the 1999 Plan receive options to purchase shares of the Company's Common Stock on the first day of each offering period. Options to purchase up to 600,000 shares of authorized and unissued shares of Common Stock or shares of Common Stock repurchased in the open market may be granted under the 1999 Plan. To date, no shares of Common Stock have been issued pursuant to the 1999 Plan because, among other things, applicable provisions of California law require recission of any shares of Common Stock purchased by eligible employees pursuant to the 1999 Plan before shareholder approval is obtained if shareholder approval is not obtained by July 26, 2000.

         The 1999 Plan may be amended, modified or terminated by the Board of Directors at any time without notice, and shareholder approval for any amendment or modification is not required except to the extent required by law or deemed necessary or advisable by the Board of Directors; however, written consent of an affected participant is required for an amendment, modification or termination that materially and adversely affects any rights or benefits of such participant or the obligations of the Company under any option granted under the 1999 Plan prior to the effective date of the change. The Plan is administered by a committee of the Company's Board of Directors. The committee is selected by the Board of Directors, and presently consists of Michael Armani, Shala Shashani and George Levy.

ELIGIBLE PARTICIPANTS

         All plan participants must be eligible employees. Eligible employees are all employees of the Company (or of any subsidiary of the Company that has been designated in writing by the committee) other than those (i) employees customarily employed less than twenty hours weekly, (ii) employees whose customary employment is for not more than five months in any calendar year, and
(iii) employees who, immediately after an option to purchase is granted, would be deemed for purposes of Section 423(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), to own stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company. As of April 17, 2000, the Company had approximately 89 employees, officers and directors eligible to participate in the 1999 Plan.

         An eligible employee may become a participant in the 1999 Plan by completing and filing a subscription agreement with the Company prior to the first day of the offering period to which it relates. The subscription agreement must set forth the amount or whole percentage of the eligible employee's compensation (which shall not be less than 1% and not more than 10% of such eligible employee's compensation) to be credited to the participant's account as contributions each pay period during the offering period. The committee may permit eligible employees to make separate contribution elections with respect to the bonus portion of their compensation.

         The Company or its designee shall maintain an account in the name of each participant. The percentage of compensation elected to be applied as contributions by a participant shall be deducted from such participant's compensation on each payday during the offering period. A participant may not make any additional payments to his or her account, and his or her account shall be reduced by any amounts used to pay the option price of shares acquired, or by any other amounts distributed pursuant to the terms of the 1999 Plan.

         A participant may terminate his or her contributions during an offering period by completing and filing with the Company a written withdrawal form. A participant's termination from plan participation precludes the participant from again participating in the 1999 Plan during that offering period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding offering period, provided that the applicable eligibility and participation requirements are again then met.

         A participant may discontinue or otherwise change the level of his or her contributions (within plan limits) during an offering period by completing and filing with the Company a written change in contributions election form which shall be signed by the participant. A participant shall make no more than two such elections in any one offering period.

         Upon a participant's termination from employment with the Company for any reason or if a participant is no longer an eligible employee or if the participant elects to terminate contributions as described above, at any time prior to the last day of an offering period in which he or she participates, such participant's account shall be paid to him or her or in cash, or, in the event of such participant's death, paid to the person or persons entitled thereto under Section 13 of the 1999 Plan, and such participant's option for that offering period shall be automatically terminated.

OPTION TERMS, EXERCISE AND PAYMENT

         On the first day of each offering period (a "Grant Date"), each eligible employee who is a participant during that offering period shall be granted an option to purchase a number of shares of Common Stock, which option shall be exercised on the last day of the offering period (the "Exercise Date"). The number of shares subject to the option shall be determined by dividing the participant's account balance as of the Exercise Date by the option price. The option price per share of the shares subject to an option shall be the lesser of: (i) 85% of the fair market value of a share of Common Stock on the applicable Grant Date; or (ii) 85% of the fair market value of a share of Common Stock on the applicable Exercise Date. The committee may, prior to the applicable offering period, limit the purchase of fractional shares under the 1999 Plan.

         Notwithstanding anything else contained in the 1999 Plan, a person who is otherwise an eligible employee shall not be granted any option or other right to purchase shares under the 1999 Plan to the extent (i) it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, or any affiliate, or (ii) such option causes such individual to have rights to purchase stock under the 1999 Plan and any other plan of the Company qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Company or of an affiliate (determined at the time the right to purchase such stock is granted) for each calendar year in which such right is outstanding. For this purpose, a right to purchase shares accrues when it first becomes exercisable during the calendar year. In determining whether the stock ownership of an eligible employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply.

         As soon as administratively practicable after the Exercise Date, the Company shall deliver to each participant or to a record-keeping service a certificate representing the shares purchased upon exercise of such participant's option. If the Company is required but unable to obtain from any commission or agency authority to issue any such certificate, the Company shall be relieved from liability to any participant other than the return to the participant of the amount of the balance in his or her account.

FEDERAL INCOME TAX CONSIDERATIONS

         The 1999 Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The following is a general outline of tax features, but each participant is encouraged to seek specific advice from the participant's tax counsel.

         The amounts deducted under the 1999 Plan will be reportable by a participant as a part of his or her income for the year in which such amounts would otherwise have been paid to him or her. The participant will not have any additional taxable income at the time shares are purchased under the 1999 Plan, even though the purchase will be made for less than fair market value. A participant may have taxable income in the year in which a sale or other disposition is made, depending upon the circumstances.

         When a participant sells shares purchased under the 1999 Plan more than one year after the purchase date and more than two years after the first day of the offering period during which the shares were purchased or in the event of a participant's death (whenever occurring): (i) the excess of the fair market value on the date of sale over the amount paid for the shares, or the excess of the fair market value on the first day of the offering period over 85% of the fair market value of the shares on the first day of the offering period, whichever is smaller, will be treated as compensation taxable as ordinary income; and (ii) the excess of the amount realized upon the sale over the sum of the amount paid for the shares and the amount of ordinary income recognized under (i) above will be treated as a long-term capital gain. In cases in which a participant has held shares for more than two years after the first day of an offering period and more than one year after the purchase date and the sales price is less than the amount paid for the shares, the participant will realize a long-term capital loss.

         When a participant sells shares purchased under the 1999 Plan less than two years after the first day of the offering period during which the shares were purchased or less than one year after the purchase date: (i) the excess of the fair market value on the date of purchase over the amount paid for the shares will be compensation taxable as ordinary income; (ii) the excess (deficiency) of the amount realized upon the date of sale over the fair market value on the date of purchase will be a short-term capital gain (loss); and
(iii) the Company will be allowed a tax deduction in the amount of ordinary income described in (i) above, if and to the extent such amount is an ordinary and necessary expense and satisfies the test for reasonable compensation.

         Under current law, there is a maximum federal tax rate of 20% for long-term capital gains. The deductibility of capital losses will continue to be subject to certain limitations.

         The provisions of the Code applicable to employee stock purchase plans and the disposition of shares acquired under a plan are complicated, and the foregoing description of the federal income tax effects is necessarily general in nature. The Company recommends consultation by each plan participant with his or her own personal tax advisor.

RESTRICTIONS ON ISSUANCE, RESALE AND TRANSFER OF SHARES

         Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares complies with all applicable laws. If, in the opinion of counsel for the Company such a representation is required under applicable law, the Company may require any person exercising such option to represent and warrant that the shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such shares. Neither contributions credited to a participant's account nor any options or rights with respect to the exercise of options or right to receive shares under the 1999 Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, by the laws of descent and distribution or to a beneficiary designated pursuant to the 1999 Plan).

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the 1999 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of the Company. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

         In addition, options may, in the discretion of the committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of the Company, or other attempted changes in the control of the Company. In the opinion of the Board of Directors, such an acceleration provision merely ensures that optionees under the 1999 Plan will be able to exercise their options as intended by the Board of Directors and shareholders of the Company prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The Board of Directors is, however, presently unaware of any threat of hostile takeover involving the Company.

REQUIRED VOTE OF SHAREHOLDERS

         The favorable vote of a majority of the shares of Common Stock is required to approve the 1999 Plan. As noted, the Board of Directors approved the 1999 Plan. Shareholders should be aware, however, that the Board of Directors may be viewed as having a conflict of interest in approving, and recommending that shareholders approve, the 1999 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 1999 PLAN.


                       ADOPTION OF 2000 STOCK OPTION PLAN
                                  (PROPOSAL 4)

         Effective as of January 26, 2000, the Board of Directors approved the Company's 2000 Stock Option Plan (the "2000 Plan") by action taken without a meeting of the directors by written consent. The 2000 Plan is designed to enable the Company to offer an incentive-based compensation system to employees, officers and directors of the Company and to employees of companies who do business with the Company. The 2000 Plan provides for the grant of incentive stock options ("ISOs") and nonqualified stock options ("NQOs") (ISOs and NQOs are collectively referred to herein as "Options"). As of April 17, 2000, the Company had a total of 89 employees, officers and directors eligible to receive Options under the 2000 Plan, but no Options were issued or outstanding under the 2000 Plan.

         The Company currently has in place a 1998 Stock Option Plan. The terms of the 1998 Plan are substantially similar to the terms of the 2000 Plan. One million shares are authorized for issuance under the 1998 Plan and, as of April 17, 2000, the Company had granted options to purchase an aggregate of 1,000,000 shares of Common Stock of the Company. No additional shares are currently available for issuance under the 1998 Plan.

         The following summary description of the 2000 Plan is qualified in its entirety by reference to the full text of the 2000 Plan. A copy of the 2000 Plan is attached hereto as EXHIBIT B and incorporated herein by reference.

SHARES SUBJECT TO THE 2000 PLAN

         A total of 1,000,000 shares of the Company's Common Stock are authorized for issuance under the 2000 Plan. Any shares of Common Stock which are subject to an award but are not used because the terms and conditions of the award are not met, or any shares which are used by participants to pay all or part of the purchase price of any Option, may again be used for awards under the 2000 Plan.

ADMINISTRATION

         The 2000 Plan is administered by a committee of not less than two nor more than five persons appointed by the Board of Directors, each of whom must be a director of the Company. It is the intent of the 2000 Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The committee for the 2000 Plan currently is comprised of Michael Armani, Shala Shashani and George Levy.

         The committee is empowered to select those eligible persons to whom Options shall be granted under the 2000 Plan; to determine the time or times at which each Option shall be granted, whether Options will be ISOs or NQOs, and the number of shares to be subject to each Option; and to fix the time and manner in which each such Option may be exercised, including the exercise price and option period, and other terms and conditions of such Options, all subject to the terms and conditions of the 2000 Plan. The committee has sole discretion to interpret and administer the 2000 Plan, and its decisions regarding the 2000 Plan are final.

OPTION TERMS

         ISOs granted under the 2000 Plan must have an exercise price of not less than 100% of the fair market value of the Common Stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of the Company on the date of grant, such exercise price shall be not less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2000 Plan must have an exercise price of not less than 85% of the fair market value of the Common Stock on the date the NQO is granted.

         Options may be exercised during a period of time fixed by the committee except that no Option may be exercised more than ten years after the date of grant. In the discretion of the committee, payment of the purchase price for the shares of stock acquired through the exercise of an Option may be made in cash, shares of the Company's Common Stock or a combination of cash and shares of the Company's Common Stock.

AMENDMENT AND TERMINATION

         The 2000 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Board of Directors. The Board of Directors may not (i) materially impair any outstanding Options without the express consent of the optionee or (ii) materially increase the number of shares subject to the 2000 Plan, materially increase the benefits to optionees under the 2000 Plan, materially modify the requirements as to eligibility to participate in the 2000 Plan or alter the method of determining the Option exercise price without shareholder approval. No Option may be granted under the 2000 Plan after January 26, 2010.

FEDERAL INCOME TAX CONSEQUENCES

         NQOS.

         Holders of NQOs do not realize income as a result of a grant of the Option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of Common Stock on the date of exercise of the NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.

         In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her Option.

         ISOS.

         Holders of ISOs will not be considered to have received taxable income upon either the grant of the Option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either (a) two years from the date of grant of the option or (b) one year from the date of transfer of the shares to the optionee upon exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of (1) the fair market value of the option stock minus the option price, or (2) the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. The Company will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

         Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year or two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the 2000 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of the Company. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

         In addition, Options may, in the discretion of the committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of the Company, or other attempted changes in the control of the Company. In the opinion of the Board of Directors, such an acceleration provision merely ensures that optionees under the 2000 Plan will be able to exercise their Options as intended by the Board of Directors and shareholders of the Company prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The Board of Directors is, however, presently unaware of any threat of hostile takeover involving the Company.

REQUIRED VOTE OF SHAREHOLDERS

         The favorable vote of a majority of the shares of Common Stock is required to approve the 2000 Plan. As noted, the Board of Directors has approved the 2000 Plan. Shareholders should be aware, however, that the Board of Directors may be viewed as having a conflict of interest in approving, and recommending that shareholders approve, the 2000 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE 2000 PLAN.


       AUTHORIZATION AND RATIFICATION OF ISSUANCE OF OPTIONS AND WARRANTS
                                  (PROPOSAL 5)

         Pursuant to provisions contained in the California Corporate Securities Law applicable to corporations such as the Company that are not listed on a national securities exchange, the number of shares of Common Stock issuable upon exercise of certain options and warrants issued or to be issued from time to time by the Company, including without limitation, options issued or to be issued pursuant to the Company's 1998 Plan, the 1999 Plan and the 2000 Plan, is limited to 30% of the sum of the (i) shares of Common Stock and (ii) shares of convertible preferred or convertible senior common, counted on an as if converted basis, that are outstanding at the time the calculation is made (the "30% Limit"). The Company may, however, issue options and warrants in excess of the 30% Limit if a percentage higher than 30% is approved by at least two-thirds of the outstanding shares entitled to vote. In calculating this 30% Limit, certain options and warrants are excluded in accordance with applicable provisions of California law.

         In connection with the Company's acquisition of eflex Wireless, Inc. ("eflex") in January 2000, various asset purchases, debt and equity financings, and issuances of options to employees and consultants of the Company under and outside of the Company's 1998 Plan, the Company has issued or desires to issue options and warrants in excess of the 30% Limit. In addition, options to be granted in the future pursuant to the 1999 Plan and the 2000 Plan likely will be in excess of the 30% Limit.

         The Board of Directors deems it to be in the best interest of the Company and its shareholders for the Company to have the ability under California law to issue options and warrants in excess of the 30% Limit where the Board of Directors believes such issuances further the interests of the Company. Consequently, the Board of Directors is seeking shareholder approval of the authorization of the Company to issue from time to time options and warrants to purchase a number of shares of Common Stock of the Company equal to up to 50% of the sum of the (i) shares of Common Stock of the Company and (ii) shares of convertible preferred or convertible senior common, counted on an as if converted basis, that are outstanding at the time the calculation is made in accordance with applicable provisions of California law (the "Proposed Limit"). The Board of Directors is also seeking shareholder ratification of grants and issuances of options and warrants prior to the effectiveness of the written consent to the extent such issuances exceed the 30% Limit but do not exceed the Proposed Limit.

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of an increase from the 30% Limit to the Proposed Limit could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the directors and officers of the Company. In addition, an effect of an increase from the 30% Limit to the Proposed Limit could be to place additional shares in the hands of Terry S. Parker, a nominee for election as a director of the Company, thereby increasing Mr. Parker's voting power. The directors and officers of the Company, as well as Terry S. Parker, should he be elected, may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

         In addition, options granted up to the Proposed Limit may contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of the Company, or other attempted changes in the control of the Company. In the opinion of the Board of Directors, such an acceleration provision merely ensures that optionees will be able to exercise their options as intended by the Board of Directors and shareholders of the Company prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The Board of Directors is, however, presently unaware of any threat of hostile takeover involving the Company.

REQUIRED VOTE OF SHAREHOLDERS

         The favorable vote of two-thirds of the outstanding shares of Common Stock is required to approve the authorization of the Company to issue from time to time options and warrants to purchase a number of shares of Common Stock of the Company up to the Proposed Limit calculated in accordance with applicable provisions of California law and the ratification of grants and issuances of options and warrants made prior to the effectiveness of shareholder approval to the extent such issuances exceed the 30% Limit but do not exceed the Proposed Limit. As noted, the Board of Directors has approved this action. Shareholders should be aware, however, that the Board of Directors may be viewed as having a conflict of interest in approving, and recommending that shareholders approve, this action.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE ADOPTION OF THE PROPOSED LIMIT AND THE RATIFICATION OF GRANTS AND ISSUANCES OF OPTIONS AND WARRANTS MADE PRIOR TO THE EFFECTIVENESS OF THE WRITTEN CONSENT.


              AUTHORIZATION AND RATIFICATION OF ISSUANCE OF SHARES
               IN CONNECTION WITH EFLEX STOCK PURCHASE TRANSACTION
                                  (PROPOSAL 6)

         In January 2000, the Company entered into an agreement to purchase all of the issued and outstanding shares of eflex. In connection with this transaction, the Company issued an aggregate of 750,000 shares of Common Stock of the Company as the "base purchase price" to the holders of eflex stock in consideration for their shares, and additionally agreed to issue up to an aggregate of 6,000,558 shares of Common Stock as part of an "earn-out purchase price." Pursuant to the terms of the earn-out, the earn-out shares are issuable, if at all, in increments based upon the successful implementation by eflex or the Company of eflex's overhead telemetry-based technology and the successful completion of the installation of a certain number of units equipped with the technology.

         Because the earn-out shares represent a large percentage of the Company's outstanding Common Stock, the Company has agreed to seek ratification by its shareholders of the issuance to the sellers of the eflex shares of the final 2,098,043 shares of Common Stock that may become issuable under the earn-out. On January 7, 2000, the Company, the members of the Board of Directors of the Company, and the sellers of the eflex shares entered into a Shareholder Agreement pursuant to which each party to the agreement agreed to vote his or her shares of Common Stock of the Company in favor of the issuance of 2,098,043 shares pursuant to the terms of the earn-out.

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of ratification of the issuance of the 2,098,043 shares of Common Stock to the sellers of the eflex shares could be to place additional shares in the hands of Terry S. Parker, a nominee for election as a director of the Company, thereby increasing the voting power of Mr. Parker. If elected as one of the Company's directors, Mr. Parker may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

         Because Mr. Parker may become a part of and may potentially be viewed as friendly to the other incumbent members of the Board of Directors, the Board of Directors may be viewed as having a conflict of interest in approving, and recommending that the shareholders approve, the issuance of the 2,098,043 shares of Common Stock in connection with the eflex stock purchase transaction. Nonetheless, the Board of Directors is presently unaware of any threat of hostile takeover involving the Company.

REQUIRED VOTE OF SHAREHOLDERS

         The vote of a majority of the outstanding shares of Common Stock is necessary to ratify the contemplated issuance of the 2,098,043 shares to the sellers of the eflex shares pursuant to the terms of the earn-out provisions in connection with the purchase of all of the issued and outstanding shares of eflex. As noted, the Board of Directors has approved the issuance of these shares. Shareholders should be aware, however, that the Board of Directors may be viewed as having a conflict of interest in approving, and recommending that shareholders approve, the issuance of these shares.

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE ISSUANCE OF AN AGGREGATE OF 2,098,043 SHARES IN CONNECTION WITH THE EARN-OUT PROVISIONS OF THE EFLEX STOCK PURCHASE TRANSACTION.


                              INDEPENDENT AUDITORS
                                  (PROPOSAL 7)

         The Board of Directors has selected the independent certified public accounting firm of BDO Seidman, LLP to audit and comment on the Company's financial statements for the fiscal year ending December 31, 2000, and to conduct whatever audit functions are deemed necessary pursuant thereto. BDO Seidman, LLP audited the Company's financial statements for the fiscal year ended December 31, 1999 included in the Company's most recent Form 10-KSB.

         It is anticipated that a representative of BDO Seidman, LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if desired, and to respond to appropriate questions, if any, concerning their engagement.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In September 1996, the Company, SMC Group and SMC Communications Group, Inc. entered into a compromise agreement and mutual release that reduced the number of shares of the Company's Common Stock that SMC was entitled to receive in connection with SMC's investments in the Company. SMC Group is a consulting and human resource company owned by Shala Shashani ("SMC"). The compromise agreement was amended in December 1997. Pursuant to the amended compromise agreement, 1,000,000 shares of the Company's Common Stock were issued to SMC and its assignees in March 1998.

         In connection with the amended compromise agreement, the Company agreed to enter into a technology transfer agreement with SMC whereby SMC transferred all right, title and interest in certain products sold by the Company. In exchange, the Company issued to SMC a five-year warrant to purchase 300,000 shares of common stock at an exercise price of $.50. In October 1998, the outstanding SMC balance was reduced by $150,000 to exercise the warrant for 300,000 shares of common stock. In addition, $125,000 of the outstanding SMC loan balance was converted into a subordinated promissory note with an attached warrant to purchase shares of Common Stock. The warrant was exercised immediately by converting $50,000 of the subordinated promissory note to Common Stock.

         In October 1999, SMC advanced $100,000 to the Company which is payable upon demand and which bears interest at a rate of 10%. Loans and obligations from SMC are secured by the receivables, inventories and other assets of the Company pursuant to the terms of a security agreement.

         In November 1997, the Company loaned $30,000 to the Company's President and Chief Executive Officer, Michael A. Armani, pursuant to a promissory note which was due and payable on November 29, 1998, together with accrued interest at a rate of 7% per annum. All amounts outstanding under this promissory note were paid in full in December 1998.

         Between August 1998 through December 1998, the Company issued an aggregate of $1,129,050 Subordinated Unsecured Promissory Notes due 2000, including notes aggregating $175,000 which were issued to George Levy, a director of the Company. In connection with this transaction, the Company issued to Dr. Levy two warrants to purchase an aggregate of 70,000 shares of Common Stock at an exercise price of $1.00 per share. Dr. Levy exercised both warrants in June 1999 in connection with the Company's exchange offer, as described below. The Company also issued a note aggregating $75,000 to SMC and, additionally issued to SMC a warrant to purchase 30,000 shares at $1.00 per share.

         Until July 31, 1999, the Company leased office space from SMC for its corporate headquarters located at 26772 Vista Terrace Drive, Lake Forest, California. This lease terminated on July 31, 1999.

         On April 12, 1999, the Company entered into an agreement with an unrelated party to lease a new corporate and manufacturing facility located at 25111 Arctic Ocean, Lake Forest, California. In connection with the lease, Mr. Armani executed a performance guarantee of the Company's obligations under the lease. If the Company were to default under the lease, Mr. Armani could be held liable for payment of the Company's $175,000 tenant improvement allowance, all tenant improvement amounts in excess of $450,000, two years of base rent under the lease plus the landlord's brokerage commission expenses and costs of enforcing the guarantee.

         Between May 1999 and August 1999, the Company conducted an exchange offering involving the holders of the Company's Subordinated Unsecured Promissory Notes due 2000 and related warrants. In connection with this transaction, Dr. Levy exchanged his notes aggregating $175,000 for an aggregate of 60,000 shares of the Company's Series A 7.0% Convertible Redeemable Preferred Stock and exercised his warrants to purchase an aggregate of 70,000 shares of Common Stock. Pursuant to the terms of the exchange offer, the Company issued to Dr. Levy a warrant to purchase 52,500 shares of Common Stock at an initial exercise price of $1.875 per share, subject to adjustment. Based upon the public trading price of the Company's Common Stock, Dr. Levy's shares of Series A Preferred Stock automatically converted to 60,000 shares of Common Stock in January 2000.

         During November 1999 through January 2000, the Company issued an aggregate of $1,250,000 of 10% Subordinated Unsecured Promissory Notes due 2001, including two notes aggregating $100,000 which were issued to the Company's Chief Financial Officer and Secretary, David L. Stone. In connection with this transaction, the Company issued to Mr. Stone two warrants to purchase an aggregate of 100,000 shares of Common Stock at an exercise price of $1.75. The Company also issued notes aggregating $75,000 to Philip Stone, the father of David Stone, and issued to Philip Stone a warrant to purchase 75,000 shares of Common Stock at an exercise price of $1.75. In addition, the Company issued a note for $25,000 as well as a warrant to purchase 25,000 shares at an exercise price of $1.75 per share to George Levy, a director of the Company. In February 2000, conditions enabling the Company to call the warrants issued in connection with this offering were met. On February 3 and February 4, 2000, respectively, David Stone exercised his warrants.

         In January 2000, in connection with the Company's acquisition of all of the issued and outstanding shares of eflex, the Company issued an aggregate of 168,750 shares of Common Stock to Terry S. Parker, a nominee for election as a director. The Company also entered in a five-year consulting agreement with Saunders & Parker, Inc., a company of which Mr. Parker is Co-President, a director and 50% shareholder, pursuant to which, among other things, Sanders & Parker receives a consulting fee of $4,167 per month, subject to upward adjustment to $8,333 per month if certain conditions are met. In addition, pursuant to the terms of the agreement, the Company issued an immediately exercisable option to purchase up to 600,000 shares of Common Stock at $1.75 per share to Saunders & Parker. In connection with this transaction, Mr. Armani pledged to Saunders & Parker an aggregate of 500,000 shares of Common Stock owned by Mr. Armani as security for repayment of a Promissory Note executed by the Company in favor of Saunders & Parker in the original principal amount of $136,445. As of April 17, 2000, the entire principal balance and all accrued interest due under the note had been paid in full.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURES

         On January 20, 1999, George F. Rombach, C.P.A. resigned as the principal accountant of the Company. During the fiscal year ended March 31, 1998 and the subsequent interim period preceding the resignation of George F. Rombach, there were no disagreements with Mr. Rombach on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Mr. Rombach, would have caused Mr. Rombach to make reference to the subject matter of the disagreement in connection with his report. Mr. Rombach's report on the Company's financial statements for the fiscal year ended March 31, 1998 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Company's decision to accept the resignation of George F. Rombach was approved by the Board of Directors of the Company. The Board of Directors also approved the engagement of BDO Seidman, LLP as independent certified public accountants for the Company and to advise the Company on accounting matters, effective as of January 20, 1999. Prior to the appointment of BDO Seidman, LLP, the Company had not consulted with BDO Seidman, LLP regarding the application of accounting principles.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the person named in the proxy to vote such proxy in accordance with his judgment on such matters.


                           INCORPORATION BY REFERENCE

         This proxy statement incorporates by reference the Company's annual reports on Form 10-KSB for the twelve months ended December 31, 1999, for the nine months ended December 31, 1998 and for the twelve months ended March 31, 1998, as filed by the Company with the Commission under the Exchange Act.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein modifies or supersedes such previous statement. Any statement so modified or superseded shall not be deemed to constitute a part hereof except as so modified or superseded.

         All information appearing in this proxy statement is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the documents incorporated herein by reference.

         A copy of the Company's annual report to the Commission on Form 10-KSB for the twelve months ended December 31, 1999 and copies of the other documents incorporated herein by reference (excluding exhibits) are available without charge to shareholders and may be obtained by writing to Investor Relations Department, Telenetics Corporation, 25111 Arctic Ocean, Lake Forest, California 92630 (telephone number (949) 455-4000)).

                              SHAREHOLDER PROPOSALS

         Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next annual meeting must be received by the Company by December 25, 2000 in order to be considered for inclusion in the Company's proxy materials. Such proposals shall be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than March 25, 2001. If a shareholder fails to so notify the Company of any such proposal prior to such date, management of the Company will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in the Company's proxy statement).

                                    EXHIBIT A

                             TELENETICS CORPORATION
                        1999 EMPLOYEE STOCK PURCHASE PLAN


         1. PURPOSE OF THE PLAN. The purpose of this Telenetics Corporation 1999 Employee Stock Purchase Plan (the "Plan") is to provide Eligible Employees with an incentive to advance the best interests of the Company (and those Affiliates which may be designated by the Committee), by providing a method whereby they may voluntarily purchase Common Stock at a favorable price and upon favorable terms.

         2. DEFINITIONS. For purposes of this Plan the following terms shall be defined as follows:

                  "Account" means the bookkeeping account maintained by the Company, or by a record-keeper on behalf of the Company, for a Participant pursuant to Section 7(a).

                  "Affiliate" means any subsidiary Corporation of the Company, as defined in Section 424(f) of the Code, whether now or hereafter acquired.

                  "Board of Directors" means the Board of Directors of Telenetics Corporation.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Common Stock" means the common stock, no par value per share, of Telenetics Corporation.

                  "Committee" means the committee established by the Company's Board of Directors to administer this Plan pursuant to Section 12.

                  "Company" means Telenetics Corporation, a California corporation, including any subsidiaries, if any.

                  "Compensation" means the Eligible Employee's annualized rate of salary in effect at any time during the term of this Plan, exclusive of all overtime earnings, shift differentials, bonus payments, performance awards, stock option exercises, stock appreciation rights, restricted stock exercises, auto allowances, tuition reimbursement and all other forms of remuneration not required by the Eligible Employee's employment relationship.

                  "Contributions" means all bookkeeping amounts credited to the Account of a Participant pursuant to Section 7(a).

                  "Effective Date" means July 26, 1999.

                  "Eligible Employees" means all employees of the Company or of any Affiliate which has been designated in writing by the Committee as a Participating Affiliate. Notwithstanding the foregoing, "Eligible Employee" shall not include (i) employees customarily employed less than twenty (20) hours weekly; (ii) employees whose customary employment is for not more than five (5) months in any calendar year; and (iii) employees who, immediately after a right to purchase is granted, would be deemed for purposes of Section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the shares of the Company.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Date" means, with respect to an Offering Period, the last day of that Offering Period.

                  "Fair Market Value" means (i) the last sale price if the Common Stock is then quoted on the Nasdaq National Market; (ii) the closing price as reported for composite transactions if the Common Stock is then traded on a national securities exchange; or (iii) the average of the closing representative bid and asked prices if the Common Stock is then reported on Nasdaq or the National Association of Securities Dealers, Inc. OTC Electronic Bulletin Board, in each case on the date as of which fair market value is being determined. If the Common Stock is not traded, quoted or reported on any of the above exchanges or reporting systems on such date, the Committee shall make a good faith attempt to establish the fair market value of the Common Stock and in connection therewith shall take such action as it deems necessary or advisable. If the first day or last day of any Offering Period is a Saturday, Sunday or holiday on which Nasdaq or the applicable national securities exchange is closed, the fair market value shall be determined as of the immediately preceding Friday or other day on which Nasdaq or the applicable national securities exchange was open.

                  "Grant Date" means the first day of each Offering Period.

                  "Offering Period" means the six-consecutive month period commencing on each January 1 and July 1 during the term of this Plan and during which time payroll deductions will be made from the Compensation of Eligible Employees who become Participants in the Plan; provided, however, that the initial Offering Period shall be short Offering Period which shall commence on the Effective Date and end on December 31, 1999.

                  "Option" means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

                  "Participant" means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

                  "Plan" means this Telenetics Company 1999 Employee Stock Purchase Plan, as amended from time to time.

                  "Share" means a share of Common Stock.

                  "Subscription Agreement" means the written agreement filed by an Eligible Employee with the Company pursuant to Section 6 to participate in this Plan.

         3. ELIGIBILITY. Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Offering Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

         4. STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS. The total number of Shares to be made available under this Plan is 600,000 authorized and unissued shares of Common Stock, or shares of Common Stock repurchased on the open market, subject to adjustments pursuant to Section 16. In the event that all of the Shares made available under this Plan are subscribed prior to the expiration of this Plan, this Plan may be terminated in accordance with Section 20.

         5. OFFERING PERIODS. During the term of this Plan, the Company will offer Options to purchase Shares to all Participants during each Offering Period. Each Option shall become effective on the Grant Date. The term of each Option shall be six months (except with respect to those Options granted during the first Offering Period) and shall end on the Exercise Date. The first Offering Period shall commence on or after the Effective Date. Offering Periods shall continue until this Plan is terminated in accordance with Section 20, or, if earlier, until no Shares remain available for Options pursuant to Section 4.

         6. PARTICIPATION. An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, Subscription Agreements must be filed with the Company prior to the applicable Grant Date and must set forth the amount or whole percentage of the Eligible Employee's Compensation (which shall not be less than 1% and not more than 10% of such Eligible Employee's Compensation) to be credited to the Participant's Account as Contributions each pay period. The Committee may permit Eligible Employees to make separate Contribution elections with respect to the bonus portion of their Compensation, on such terms and conditions as the Committee may prescribe. Subscription Agreements shall contain the Eligible Employee's authorization and consent to the Company's withholding from his or her Compensation the amount of his or her Contributions. A Subscription Agreement shall remain valid only for the Offering Period for which it relates.

         7. METHOD OF PAYMENT OF CONTRIBUTIONS.

            (a) The Company shall maintain on its books, or cause to be maintained by a record-keeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant's Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant's Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant's Account shall be reduced by any amounts used to pay the Option Price of Shares acquired, or by any other amounts distributed pursuant to the terms hereof.

            (b) Payroll deductions with respect to an Offering Period shall commence as of the first day of the payroll period which coincides with or immediately follows the applicable Grant Date and shall end on the last day of the payroll period which coincides with or immediately precedes the applicable Exercise Date, unless sooner terminated by the Participant as provided in this
Section 7 or until his or her participation terminates pursuant to Section 11.

            (c) A Participant may terminate his or her Contributions during an Offering Period by completing and filing with the Company, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Company.

            (d) A Participant may discontinue or otherwise change the level of his or her Contributions (within Plan limits) during an Offering Period by completing and filing with the Company, in such form and on such terms as the Committee (or its delegate) may prescribe, a written change in Contributions election which shall be signed by the Participant. Such change shall be effective as soon as administratively practicable after its receipt by the Company. A Participant shall make no more than two elections pursuant to this
Section 7(d) in any one Offering Period and any elections in excess of such limit shall be invalid.

         8. GRANT OF OPTION.

            (a) On each Grant Date, each Eligible Employee who is a participant during that Offering Period shall be granted an Option to purchase a number of Shares. The Option shall be exercised on the Exercise Date. The number of Shares subject to the Option shall be determined by dividing the Participant's Account balance as of the applicable Exercise Date by the Option Price.

            (b) The Option Price per Share of the Shares subject to an Option shall be the lesser of: (i) 85% of the Fair Market Value of a share of Common Stock on the applicable Grant Date; or (ii) 85% of the Fair Market Value of a share of Common Stock on the applicable Exercise Date.

            (c) Notwithstanding anything else contained herein, a person who is otherwise an Eligible Employee shall not be granted any Option or other right to purchase Shares under this Plan to the extent (i) it would, if exercised, cause the person to own "stock" (as such term is defined for purposes of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, or any Affiliate, or (ii) such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Company qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Company or of an Affiliate (determined at the time the right to purchase such stock is granted) for each calendar year in which such right is outstanding. For this purpose a right to purchase Shares accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply.

         9. EXERCISE OF OPTION. Unless a Participant's Plan participation is terminated as provided in Section 11, his or her Option for the purchase of Shares shall be exercised automatically on the Exercise Date for that Offering Period, without any further action on the Participant's part, and the maximum number of Shares subject to such Option shall be purchased at the Option Price with the balance of such Participant's Account. The Committee, in its discretion and prior to the applicable Offering Period, may limit the purchase of fractional Shares under the Plan; provided that if any amount (which is not sufficient to purchase a whole Share) remains in a Participant's Account after the exercise of his or her Option on the Exercise Date: (i) such amount shall be credited to such Participant's Account for the next Offering Period, if he or she is then a Participant; or (ii) if such Participant is not a Participant in the next Offering Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date.

         10. DELIVERY. As soon as administratively practicable after the Exercise Date, the Company shall deliver to each Participant a certificate representing the Shares purchased upon exercise of his or her Option. The Company may make available an alternative arrangement for delivery of Shares to a record keeping service. The Committee (or its delegate), in its discretion, may either require or permit the Participant to elect that such certificates be delivered to such record keeping service. In the event the Company is required to obtain from any commission or agency authority to issue any such certificate, the Company will seek to obtain such authority. Inability of the Company to obtain from any such commission or agency authority which counsel for the Company deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to return to the Participant the amount of the balance in his or her Account.

         11. TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS.

             (a) Upon a Participant's termination from employment with the Company for any reason or in the event that a Participant is no longer an Eligible Employee or if the Participant elects to terminate Contributions pursuant to Section 7(c), at any time prior to the last day of an Offering Period in which he or she participates, such Participant's Account shall be paid to him or her or in cash, or, in the event of such Participant's death, paid to the person or persons entitled thereto under Section 13, and such Participant's Option for that Offering Period shall be automatically terminated.

             (b) A Participant's termination from Plan participation precludes the Participant from again participating in this Plan during that Offering Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Offering Period, provided that the applicable eligibility and participation requirements are again then met. A Participant's termination from Plan participation shall be deemed to be a revocation of that Participant's Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Offering Period.

         12. ADMINISTRATION.

             (a) The Board of Directors shall appoint the Committee, which shall be composed of not less than two members of the Board of Directors. Each member of the Committee, in respect of any transaction at a time when an affected Participant may be subject to Section 16 of the Exchange Act, shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under
Section 16 of the Exchange Act. The Board of Directors may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board of Directors may also, at any time, assume or change the administration of this Plan.

             (b) The Committee shall supervise and administer this Plan and shall have full power and discretion to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of this Plan and not inconsistent with the terms of this Plan, and to make all other determinations necessary or advisable for the administration of this Plan. The Committee shall act by majority vote or by unanimous written consent. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or any of his or her rights or benefits under this Plan. The Committee shall have full power and discretionary authority to construe and interpret the terms and conditions of this Plan, which construction or interpretation shall be final and binding on all parties including the Company, Participants and beneficiaries. The Committee may delegate ministerial non-discretionary functions to third parties, including officers of the Company.

             (c) Any action taken by, or inaction of, the Company, the Board of Directors or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board of Directors or Committee, or officer of the Company shall be liable for any such action or inaction.

         13. DESIGNATION OF BENEFICIARY.

             (a) A Participant may file, in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any Shares or cash from such Participant's Account under this Plan in the event of such Participant's death. If a Participant's death occurs subsequent to the end of an Offering Period but prior to the delivery to him or her of any Shares deliverable under the terms of this Plan, such Shares and any remaining balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) as soon as administratively practicable after the Company receives notice of such Participant's death and any outstanding unexercised Option shall terminate. If a Participant's death occurs at any other time, the balance of such Participant's Account shall be paid to such beneficiary (or such other person as set forth in Section 13(b)) in cash as soon as administratively practicable after the Company receives notice of such Participant's death and such Participant's Option shall terminate. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent shall be required for such designation to be effective.

             (b) Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate). If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant's death, the Company shall deliver all Shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         14. TRANSFERABILITY. Neither Contributions credited to a Participant's Account nor any Options or rights with respect to the exercise of Options or right to receive Shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to the Participant or, in the event of the Participant's death, to the Participant's beneficiary pursuant to Section 13.

         15. USE OF FUNDS; INTEREST. All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. No interest will be paid to any Participant or credited to his or her Account under this Plan.

         16. ADJUSTMENTS OF AND CHANGES IN THE SHARES. In the event that the Shares shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, stock split, combination of shares, or otherwise), or if the number of Shares shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each Share theretofore reserved for sale under this Plan, the number and kind of shares of stock or other securities into which each outstanding Share shall be so changed, or for which each such Share shall be exchanged, or to which each such Share is entitled, as the case may be, or the number or kind of securities which may be sold under this Plan and the purchase price per Share shall be appropriately adjusted consistent with such change in such manner as the Committee (or its delegate) may deem equitable to prevent substantial dilution or enlargement of rights granted to, or available for, Eligible Employees under this Plan.

         17. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares complies with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, any applicable state securities laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition precedent to the exercise of any Option, if, in the opinion of counsel for the Company such a representation is required under applicable law, the Company may require any person exercising such Option to represent and warrant that the Shares subject thereto are being acquired only for investment and without any present intention to sell or distribute such Shares.

         18. PLAN CONSTRUCTION.

             (a) It is the intent of the Company that transactions in and affecting Options in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 promulgated under Section 16 of the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of Rule 16b-3 of the Exchange Act in respect of those transactions and will not be subject to avoidable liability thereunder. Accordingly, this Plan shall be deemed to contain and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 of the Exchange Act to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

             (b) This Plan and Options are intended to qualify under Section 423 of the Code.

             (c) If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of this Plan as to such persons in the circumstances.

         19. EMPLOYEES' RIGHTS. Nothing in this Plan (or in any agreement related to this Plan) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment or such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related hereto shall affect any other contractual right of any Eligible Employee or Participant. No Participant shall have any rights as a shareholder until a certificate for Shares has been issued in the Participant's name following exercise of his or her Option. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to the issuance of such Share certificate. Nothing in this Plan shall be deemed to create any fiduciary relationship between the Company and any Participant.

         20. EFFECTIVENESS; AMENDMENT; TERMINATION OF PLAN.

             (a) Subject to shareholder approval, the Plan shall be effective as of the Effective Date. No new Offering Periods shall commence on or after the tenth anniversary of the Effective Date and this Plan shall terminate on such date unless sooner terminated pursuant to this Section 20. Pursuant to applicable provisions of California law, any shares of Common Stock purchased by Eligible Employees pursuant to this Plan before shareholder approval is obtained must be rescinded if shareholder approval is not obtained within one year after the Effective Date.

             (b) The Board may amend, modify or terminate this Plan at any time without notice. Shareholder approval for any amendment or modification shall not be required, except to the extent required by Section 423 of the Code or other applicable law, or deemed necessary or advisable by the Board of Directors. No amendment, modification, or termination pursuant to this Section 20(b) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Company under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 16 shall not be deemed to constitute changes or amendments requiring Participant consent. Notwithstanding the foregoing, the Committee shall have the right to designate from time to time the Affiliates whose employees may be eligible to participate in this Plan and such designation shall not constitute any amendment to this Plan requiring shareholder approval.

         21. NOTICES. All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

         22. MISCELLANEOUS.

             (a) This Plan and related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

             (b) Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

             (c) The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, or (ii) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose.

                                 FIRST AMENDMENT

                                       TO

                             TELENETICS CORPORATION

                        1999 EMPLOYEE STOCK PURCHASE PLAN


         Pursuant to the authority granted under Section 20(b) of the 1999 Employee Stock Purchase Plan (the "Plan") of Telenetics Corporation (the "Company") the Board of Directors of the Company hereby amends the Plan as follows effective as of March 15, 1999:

         Section 22 of the Plan is amended to include the following additional paragraph (d):

                  "(d) Participants in the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually."

                                    EXHIBIT B

                             TELENETICS CORPORATION
                             2000 STOCK OPTION PLAN



         1. PURPOSE OF THE PLAN. The purpose of this 2000 Stock Option Plan (the "Plan") of Telenetics Corporation, a California corporation (the "Company"), is to provide the Company with a means of attracting and retaining the services of highly motivated and qualified directors and key personnel. The Plan is intended to advance the interests of the Company by affording to directors and key employees, upon whose skill, judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business, an opportunity for investment in the Company and the incentives inherent in stock ownership in the Company. In addition, the Plan contemplates the opportunity for investment in the Company by employees of companies that do business with the Company. For purposes of this Plan, the term Company shall include subsidiaries, if any, of the Company.

         2. LEGAL COMPLIANCE. It is the intent of the Plan that all options granted under it ("Options") shall be either "Incentive Stock Options" ("ISOs"), as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), or non-qualified stock options ("NQOs"); provided, however, ISOs shall be granted only to employees of the Company. An Option shall be identified as an ISO or an NQO in writing in the document or documents evidencing the grant of the Option. All Options that are not so identified as ISOs are intended to be NQOs. In addition, the Plan provides for the grant of NQOs to employees of companies that do business with the Company. It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration shall at any time be viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, such aspect shall be deemed to be modified, deleted or otherwise changed as necessary to ensure continued compliance with such provisions.

         3. ADMINISTRATION OF THE PLAN.

                  3.1 PLAN COMMITTEE. The Plan shall be administered by a committee ("Committee"). The members of the Committee shall be appointed from time to time by the Board of Directors of the Company ("Board") and shall consist of not less than two nor more than five persons. Such persons shall be directors of the Company.

                  3.2 GRANTS OF OPTIONS BY THE COMMITTEE. In accordance with the provisions of the Plan, the Committee, by resolution, shall select those eligible persons to whom Options shall be granted ("Optionees"); shall determine the time or times at which each Option shall be granted, whether an Option is an ISO or an NQO and the number of shares to be subject to each Option; and shall fix the time and manner in which the Option may be exercised, the Option exercise price, and the Option period. The Committee shall determine the form of option agreement to evidence the foregoing terms and conditions of each Option, which need not be identical, in the form provided for in SECTION 7. Such option agreement may include such other provisions as the Committee may deem necessary or desirable consistent with the Plan, the Code and Rule 16b-3.

                  3.3 COMMITTEE PROCEDURES. The Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee shall keep minutes of its meetings and records of its actions. A majority of the members of the Committee shall constitute a quorum for the transaction of any business by the Committee. The Committee may act at any time by an affirmative vote of a majority of those members voting. Such vote may be taken at a meeting (which may be conducted in person or by any telecommunication medium) or by written consent of Committee members without a meeting.

                  3.4 FINALITY OF COMMITTEE ACTION. The Committee shall resolve all questions arising under the Plan and option agreements entered into pursuant to the Plan. Each determination, interpretation, or other action made or taken by the Committee shall be final and conclusive and binding on all persons, including, without limitation, the Company, its shareholders, the Committee and each of the members of the Committee, and the directors, officers and employees of the Company, including Optionees and their respective successors in interest.

                  3.5 NON-LIABILITY OF COMMITTEE MEMBERS. No Committee member shall be liable for any action or determination made by him or her in good faith with respect to the Plan or any Option granted under it.

         4. BOARD POWER TO AMEND, SUSPEND, OR TERMINATE THE PLAN. The Board may, from time to time, make such changes in or additions to the Plan as it may deem proper and in the best interests of the Company and its shareholders. The Board may also suspend or terminate the Plan at any time, without notice, and in its sole discretion. Notwithstanding the foregoing, no such change, addition, suspension, or termination by the Board shall (i) materially impair any option previously granted under the Plan without the express written consent of the optionee; or (ii) materially increase the number of shares subject to the Plan, materially increase the benefits accruing to optionees under the Plan, materially modify the requirements as to eligibility to participate in the Plan or alter the method of determining the option exercise price described in
SECTION 8, without shareholder approval.

         5. SHARES SUBJECT TO THE PLAN. For purposes of the Plan, the Committee is authorized to grant Options for up to 1,000,000 shares of the Company's common stock ("Common Stock"), or the number and kind of shares of stock or other securities which, in accordance with SECTION 13, shall be substituted for such shares of Common Stock or to which such shares shall be adjusted. The Committee is authorized to grant Options under the Plan with respect to such shares. Any or all unsold shares subject to an Option which for any reason expires or otherwise terminates (excluding shares returned to the Company in payment of the exercise price for additional shares) may again be made subject to grant under the Plan.

         6. OPTIONEES. Options shall be granted only to officers, directors or key employees of the Company or employees of companies that do business with the Company designated by the Committee from time to time as Optionees. Any Optionee may hold more than one option to purchase Common Stock, whether such option is an Option held pursuant to the Plan or otherwise. An Optionee who is an employee of the Company ("Employee Optionee") and who holds an Option must remain a continuous full or part-time employee of the Company from the time of grant of the Option to him until the time of its exercise, except as provided in SECTION 10.3.

         7. GRANTS OF OPTIONS. The Committee shall have the sole discretion to grant Options under the Plan and to determine whether any Option shall be an ISO or an NQO. The terms and conditions of Options granted under the Plan may differ from one another as the Committee, in its absolute discretion, shall determine as long as all Options granted under the Plan satisfy the requirements of the Plan. Upon determination by the Committee that an Option is to be granted to an Optionee, a written option agreement evidencing such Option shall be given to the Optionee, specifying the number of shares subject to the Option, the Option exercise price, whether the Option is an ISO or an NQO, and the other individual terms and conditions of such Option. Such option agreement may incorporate generally applicable provisions from the Plan, a copy of which shall be provided to all Optionees at the time of their initial grants under the Plan. The Option shall be deemed granted as of the date specified in the grant resolution of the Committee, and the option agreement shall be dated as of the date of such resolution. Notwithstanding the foregoing, unless the Committee consists solely of non-employee directors, any Option granted to an executive officer, director or 10% beneficial owner for purposes of Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16 of the 1934 Act"), shall either be (a) conditioned upon the Optionee's agreement not to sell the shares of Common Stock underlying the Option for at least six months after the date of grant or (b) approved by the entire Board or by the shareholders of the Company.

         8. OPTION EXERCISE PRICE. The price per share to be paid by the Optionee at the time an ISO is exercised shall not be less than 100% of the Fair Market Value (as hereinafter defined) of one share of the optioned Common Stock on the date on which the Option is granted. No ISO may be granted under the Plan to any person who, at the time of such grant, owns (within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent thereof, unless the exercise price of such ISO is at least equal to 110% of Fair Market Value on the date of grant. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date on which the NQO is granted, as determined by the Committee. For purposes of the Plan, the "Fair Market Value" of a share of the Company's Common Stock as of a given date shall be: (i) the closing price of a share of the Company's Common Stock on the principal exchange on which shares of the Company's Common Stock are then trading, if any, on the day immediately preceding such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Company's Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Common Stock is then listed as a National Market Issue under the Nasdaq National Market System) or (2) the closing representative bid price (in all other cases) for the Common Stock on the day immediately preceding such date as reported by Nasdaq or such successor quotation system; or (iii) if the Company's Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the closing bid price for the Common Stock on such date as determined in good faith by the Committee; or (iv) if the Company's Common Stock is not publicly traded, the fair market value established by the Committee acting in good faith. In addition, with respect to any ISO, the Fair Market Value on any given date shall be determined in a manner consistent with any regulations issued by the Secretary of the Treasury for the purpose of determining fair market value of securities subject to an ISO plan under the Code.

         9. CEILING OF ISO GRANTS. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds such incentive stock options that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of such ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of such limit, shall be deemed to be NQOs.

         10. DURATION, EXERCISABILITY, AND TERMINATION OF OPTIONS.

                  10.1 OPTION PERIOD. The option period shall be determined by the Committee with respect to each Option granted. In no event, however, may the option period exceed ten years from the date on which the Option is granted, or five years in the case of a grant of an ISO to an Optionee who is a 10% shareholder at the date on which the Option is granted as described in SECTION 8.

                  10.2 EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Committee.

                  10.3 TERMINATION OF OPTIONS DUE TO TERMINATION OF EMPLOYMENT, DISABILITY, OR DEATH OF OPTIONEE; TERMINATION FOR "CAUSE", OR RESIGNATION IN VIOLATION OF AN EMPLOYMENT AGREEMENT. All Options granted under the Plan to any Employee Optionee shall terminate and may no longer be exercised if the Employee Optionee ceases, at any time during the period between the grant of the Option and its exercise, to be an employee of the Company; provided, however, that the Committee may alter the termination date of the Option if the Optionee transfers to an affiliate of the Company. Notwithstanding the foregoing, (i) if the Employee Optionee's employment with the Company shall have terminated for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 15), he may, at any time before the expiration of three months after such termination or before expiration of the Option, whichever shall first occur, exercise the Option (to the extent that the Option was exercisable by him on the date of the termination of his employment); (ii) if the Employee Optionee's employment shall have terminated due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Committee may require), such Option may be exercised by the Employee Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of twelve months after such termination or before expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of the termination of his employment); (iii) in the event of the death of the Employee Optionee, an Option exercisable by him at the date of his death shall be exercisable by his legal representative(s), legatee(s), or heir(s), or by his beneficiary or beneficiaries so designated by him, as the case may be, within twelve months after his death or before the expiration of the Option, whichever shall first occur (to the extent that the Option was exercisable by him on the date of his death); and (iv) if the Employee Optionee's employment is terminated for "cause" or in violation of any agreement to remain in the employ of the Company, including, without limitation, any such agreement pursuant to SECTION 14, his Option shall terminate immediately upon termination of employment, and such Option shall be deemed to have been forfeited by the Optionee. For purposes of the Plan, "cause" may include, without limitation, any illegal or improper conduct (1) which injures or impairs the reputation, goodwill, or business of the Company; (2) which involves the misappropriation of funds of the Company, or the misuse of data, information, or documents acquired in connection with employment by the Company; or (3) which violates any other directive or policy promulgated by the Company. A termination for "cause" may also include any resignation in anticipation of discharge for "cause" or resignation accepted by the Company in lieu of a formal discharge for "cause."

         11. MANNER OF OPTION EXERCISE; RIGHTS AND OBLIGATIONS OF OPTIONEES.

                  11.1 WRITTEN NOTICE OF EXERCISE. An Optionee may elect to exercise an Option in whole or in part, from time to time, subject to the terms and conditions contained in the Plan and in the agreement evidencing such Option, by giving written notice of exercise to the Company at its principal executive office.

                  11.2 CASH PAYMENT FOR OPTIONED SHARES. If an Option is exercised for cash, such notice shall be accompanied by a cashier's or personal check, or money order, made payable to the Company for the full exercise price of the shares purchased.

                  11.3 STOCK SWAP FEATURE. At the time of the Option exercise, and subject to the discretion of the Committee to accept payment in cash only, the Optionee may determine whether the total purchase price of the shares to be purchased shall be paid solely in cash or by transfer from the Optionee to the Company of previously acquired shares of Common Stock, or by a combination thereof. If the Optionee elects to pay the total purchase price in whole or in part with previously acquired shares of Common Stock, the value of such shares shall be equal to their Fair Market Value on the date of exercise, determined by the Committee in the same manner used for determining Fair Market Value at the time of grant for purposes of SECTION 8.

                  11.4 INVESTMENT REPRESENTATION FOR NON-REGISTERED SHARES AND LEGALITY OF ISSUANCE. The receipt of shares of Common Stock upon the exercise of an Option shall be conditioned upon the Optionee (or any other person who exercises the Option on his or her behalf as permitted by SECTION 10.3) providing to the Committee a written representation that, at the time of such exercise, it is the intent of such person(s) to acquire the shares for investment only and not with a view toward distribution. The certificate for unregistered shares issued for investment shall be restricted by the Company as to transfer unless the Company receives an opinion of counsel satisfactory to the Company to the effect that such restriction is not necessary under then pertaining law. The providing of such representation and such restrictions on transfer shall not, however, be required upon any person's receipt of shares of Common Stock under the Plan in the event that, at the time of grant of the Option relating to such receipt or upon such receipt, whichever is the appropriate measure under applicable federal or state securities laws, the shares subject to the Option shall be (i) covered by an effective and current registration statement under the Securities Act of 1933, as amended, and (ii) either qualified or exempt from qualification under applicable state securities laws. The Company shall, however, under no circumstances be required to sell or issue any shares under the Plan if, in the opinion of the Committee, (i) the issuance of such shares would constitute a violation by the Optionee or the Company of any applicable law or regulation of any governmental authority, or
(ii) the consent or approval of any governmental body is necessary or desirable as a condition of, or in connection with, the issuance of such shares.

                  11.5 SHAREHOLDER RIGHTS OF OPTIONEE. Upon exercise, the Optionee (or any other person who exercises the Option on his behalf as permitted by SECTION 10.3) shall be recorded on the books of the Company as the owner of the shares, and the Company shall deliver to such record owner one or more duly issued stock certificates evidencing such ownership. No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option granted pursuant to the Plan until such person shall have become the holder of record of such shares. Except as provided in SECTION 13, no adjustments shall be made for cash dividends or other distributions or other rights as to which there is a record date preceding the date such person becomes the holder of record of such shares.

                  11.6 HOLDING PERIODS FOR TAX PURPOSES. The Plan does not provide that an Optionee must hold shares of Common Stock acquired under the Plan for any minimum period of time. Optionees are urged to consult with their own tax advisors with respect to the tax consequences to them of their individual participation in the Plan.

         12. SUCCESSIVE GRANTS. Successive grants of Options may be made to any Optionee under the Plan.

         13. ADJUSTMENTS.

                  (a) If the outstanding Common Stock shall be hereafter increased or decreased, or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, by reason of a recapitalization, reclassification, reorganization, merger, consolidation, share exchange, or other business combination in which the Company is the surviving parent corporation, stock split-up, combination of shares, or dividend or other distribution payable in capital stock or rights to acquire capital stock, appropriate adjustment shall be made by the Committee in the number and kind of shares for which options may be granted under the Plan. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding and unexercised options shall be exercisable, to the end that the proportionate interest of the holder of the option shall, to the extent practicable, be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the exercise price per share.

                  (b) In the event of the dissolution or liquidation of the Company, any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee.

                  (c) In the event of a Reorganization (as hereinafter defined), then,

                           (i) If there is no plan or agreement with respect to
the Reorganization ("Reorganization Agreement"), or if the Reorganization Agreement does not specifically provide for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then any outstanding and unexercised options shall terminate as of a future date to be fixed by the Committee; or

                           (ii) If there is a Reorganization Agreement, and the
Reorganization Agreement specifically provides for the adjustment, change, conversion, or exchange of the outstanding and unexercised options for cash or other property or securities of another corporation, then the Committee shall adjust the shares under such outstanding and unexercised options, and shall adjust the shares remaining under the Plan which are then available for the issuance of options under the Plan if the Reorganization Agreement makes specific provisions therefor, in a manner not inconsistent with the provisions of the Reorganization Agreement for the adjustment, change, conversion, or exchange of such options and shares.

                  (d) The term "Reorganization" as used in this SECTION 13 shall mean any reorganization, merger, consolidation, share exchange, or other business combination pursuant to which the Company is not the surviving parent corporation after the effective date of the Reorganization, or any sale or lease of all or substantially all of the assets of the Company. Nothing herein shall require the Company to adopt a Reorganization Agreement, or to make provision for the adjustment, change, conversion, or exchange of any options, or the shares subject thereto, in any Reorganization Agreement which it does adopt.

                  (e) The Committee shall provide to each optionee then holding an outstanding and unexercised option not less than 30 calendar days' advanced written notice of any date fixed by the Committee pursuant to this SECTION 13 and of the terms of any Reorganization Agreement providing for the adjustment, change, conversion, or exchange of outstanding and unexercised options. Except as the Committee may otherwise provide, each optionee shall have the right during such period to exercise his option only to the extent that the option was exercisable on the date such notice was provided to the optionee.

                  Any adjustment to any outstanding ISO pursuant to this SECTION 13, if made by reason of a transaction described in Section 424(a) of the Code, shall be made so as to conform to the requirements of that Section and the regulations thereunder. If any other transaction described in Section 424(a) of the Code affects the Common Stock subject to any unexercised ISO theretofore granted under the Plan (hereinafter for purposes of this SECTION 13 referred to as the "old option"), the Board of Directors of the Company or of any surviving or acquiring corporation may take such action as it deems appropriate, in conformity with the requirements of that Code Section and the regulations thereunder, to substitute a new option for the old option, in order to make the new option, as nearly as may be practicable, equivalent to the old option, or to assume the old option.

                  (f) No modification, extension, renewal, or other change in any option granted under the Plan may be made, after the grant of such option, without the optionee's consent, unless the same is permitted by the provisions of the Plan and the option agreement. In the case of an ISO, optionees are hereby advised that certain changes may disqualify the ISO from being considered as such under Section 422 of the Code, or constitute a modification, extension, or renewal of the ISO under Section 424(h) of the Code.

                  (g) All adjustments and determinations under this SECTION 13 shall be made by the Committee in good faith in its sole discretion.

         14. CONTINUED EMPLOYMENT. As determined in the sole discretion of the Committee at the time of grant and if so stated in a writing signed by the Company, each Option may have as a condition the requirement of an Employee Optionee to remain in the employ of the Company, or of its affiliates, and to render to it his or her exclusive service, at such compensation as may be determined from time to time by it, for a period not to exceed the term of the Option, except for earlier termination of employment by or with the express written consent of the Company or on account of disability or death. The failure of any Employee Optionee to abide by such agreement as to any Option under the Plan may result in the termination of all of his or her then outstanding Options granted pursuant to the Plan. Neither the creation of the Plan nor the granting of Option(s) under it shall be deemed to create a right in an Employee Optionee to continued employment with the Company, and each such Employee Optionee shall be and shall remain subject to discharge by the Company as though the Plan had never come into existence. Except as specifically provided by the Committee in any particular case, the loss of existing or potential profit in options granted under this Plan shall not constitute an element of damages in the event of termination of the employment of an employee even if the termination is in violation of an obligation of the Company to the employee by contract or otherwise.

         15. TAX WITHHOLDING. The exercise of any Option granted under the Plan is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with, such exercise or a later lapsing of time or restrictions on or disposition of the shares of Common Stock received upon such exercise, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. When an Optionee is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of any Option, the Optionee may, subject to the approval of the Committee, which approval shall not have been disapproved at any time after the election is made, satisfy the obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the Common Stock withheld pursuant to the election shall be determined by the Committee, in accordance with the criteria set forth in SECTION 8, with reference to the date the amount of tax to be withheld is determined. The Optionee shall pay to the Company in cash any amount required to be withheld that would otherwise result in the withholding of a fractional share. The election by an Optionee who is an officer of the Company within the meaning of Section 16 of the 1934 Act, to be effective, must meet all of the requirements of Section 16 of the 1934 Act.

         16. TERM OF PLAN.

                  16.1 EFFECTIVE DATE. Subject to shareholder approval, the Plan shall become effective as of January 26, 2000.

                  16.2 TERMINATION DATE. Except as to options granted and outstanding under the Plan prior to such time, the Plan shall terminate at midnight on January 26, 2010, and no Option shall be granted after that time. Options then outstanding may continue to be exercised in accordance with their terms. The Plan may be suspended or terminated at any earlier time by the Board within the limitations set forth in SECTION 4.

         17. NON-EXCLUSIVITY OF THE PLAN. Nothing contained in the Plan is intended to amend, modify, or rescind any previously approved compensation plans, programs or options entered into by the Company. This Plan shall be construed to be in addition to and independent of any and all such other arrangements. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt, with or without shareholder approval, such additional or other compensation arrangements as the Board may from time to time deem desirable.

         18. GOVERNING LAW. The Plan and all rights and obligations under it shall be construed and enforced in accordance with the laws of the State of California.

         19. INFORMATION TO OPTIONEES. Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

                             TELENETICS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned shareholder of Telenetics Corporation (the "Company") hereby constitutes and appoints Michael A. Armani, with the power to appoint his substitution, as attorney and proxy to appear, attend and vote all of the shares of common stock of the Company standing in the name of the undersigned on the record date at the 2000 Annual Meeting of Shareholders of the Company to be held at 25111 Arctic Ocean, Lake Forest, California 92630 on June 6, 2000, at 2:00 p.m. local time, and at any adjournment thereof, upon the following matters, which are described in the Company's Proxy Statement for the Annual Meeting.


1. To consider and vote upon a proposal to amend the Company's Restated and Amended Bylaws.

         [ ]  FOR approval      [ ]  AGAINST approval      [ ]  ABSTAIN


2.   To elect six directors as follows:

         [ ] FOR all nominees listed below, except   [ ] WITHHOLD AUTHORITY to
             as marked to the contrary below             vote for all nominees
                                                         listed below

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list provided below.)

            Michael A. Armani      Edmund P. Finamore      H. George Levy, M.D.
            Terry S. Parker        Thomas Povinelli        Shala Shashani


3. To consider and vote upon a proposal to adopt the Company's 1999 Employee Stock Purchase Plan.

         [ ]  FOR approval      [ ]  AGAINST approval      [ ]  ABSTAIN


4. To consider and vote upon a proposal to adopt the Company's 2000 Stock Option Plan.

         [ ]  FOR approval      [ ]  AGAINST approval      [ ]  ABSTAIN


5. To consider and vote upon a proposal to authorize the Company to issue from time to time options and warrants to purchase a number of shares of common stock of the Company up to the Proposed Limit and the ratification of grants and issuance of options and warrants made prior to the effectiveness of shareholder approval to the extent such issuances may exceed the 30% Limit but do not exceed the Proposed Limit.

         [ ]  FOR approval      [ ]  AGAINST approval      [ ]  ABSTAIN


6. To consider and vote upon a proposal to ratify the issuance of an aggregate of 2,098,043 shares of common stock in connection with the earn-out provisions of the eflex stock purchase transaction.

         [ ]  FOR approval      [ ]  AGAINST approval      [ ]  ABSTAIN

7. To consider and vote upon a proposal to ratify the appointment of BDO Seidman, LLP as independent certified public accountants of the Company for the fiscal year beginning January 1, 2000.

         [ ]  FOR approval      [ ]  AGAINST approval      [ ]  ABSTAIN


8. To vote in his or her discretion on such other business as may properly come before the meeting, or any adjournment thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THE REVERSE ARE HEREBY EXPRESSLY REVOKED. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY OR BY VOTING AT THE ANNUAL MEETING IN PERSON.


         Please mark, date, sign and return this proxy promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                        DATED:


                                        ----------------------------------------
                                        (Signature of Shareholder(s)


                                        ----------------------------------------
                                        (Print Name(s) Here)


                                        [ ]  PLEASE CHECK IF YOU ARE PLANNING
                                             TO ATTEND THE ANNUAL MEETING.


                                       -2-